Exhibit 99.02

Voting Agreement

This Voting Agreement (this “Agreement”) is entered into as of _____________, 2014 (the “Effective Date”) by and between Glu Mobile Inc., a Delaware corporation (“Acquiror”) and _____________, a holder of equity interests of Cie Digital Labs, LLC (“Parent”) and an individual resident of California (“Parent Member”).  Terms not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).  If the terms of this Agreement conflict in any way with the provisions of the Merger Agreement, then the provisions of the Merger Agreement shall control.

Recitals

A.           Whereas, the execution and delivery of this Agreement by Parent Member is a material inducement to the willingness of Acquiror and the Merger Subs to enter into that certain Agreement and Plan of Merger and Reorganization, dated as of July __, 2014 (as it may be amended from time to time in accordance with its terms, the “Merger Agreement”), by and among Acquiror, Cardinals Acquisition Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Acquiror (“Sub I”), Cardinals Acquisition Merger LLC, a Delaware limited liability company and a wholly-owned subsidiary of Acquiror (“Sub II,” and together with Sub I, the “Merger Subs”), Parent, Cie Games, Inc. (“Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, as the representative of the Company Stockholders and Parent Members (the “Stockholders’ Agent”), pursuant to which Sub I will merge with and into Company, pursuant to which Company would become a wholly-owned subsidiary of Acquiror (the “First Merger”), and as part of the same overall transaction, the surviving entity of the First Merger would merge with and into Sub II with Company surviving such merger as a wholly owned subsidiary of Acquiror (the “Merger”, together with the First Merger, the “Mergers”).

B.           Whereas, Parent Member understands and acknowledges that Merger Subs and Acquiror are entitled to rely on (i) the truth and accuracy of Parent Member’s representations contained herein and (ii) Parent Member’s performance of the obligations set forth herein.

Now, Therefore, in consideration of the representations, warranties, covenants, agreements and obligations contained herein and in the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Agreement to Vote Shares.

Prior to the Expiration Time (as defined below), Parent Member agrees to cause each share of Acquiror Common Stock distributed by Parent to Parent Member (the “Shares”) to be affirmatively voted and not withheld or abstained from voting (in person or by proxy or through the execution of one or more written consents of stockholders of Acquiror are requested to vote by written consent in lieu of a meeting): (x) in favor of all those persons nominated to serve as directors of Acquiror by the board of directors of Acquiror (the “Board”) or the Nominating and Corporate Governance Committee thereof, (y) against any stockholder proposals or resolutions to remove any member of the Board, and (z) with respect to any action, proposal or other matter to be voted upon by the stockholders of Acquiror concerning (i) Acquiror’s equity incentive plans, including, but not limited to, adopting new plans, increasing the number of shares reserved under such plans or amending the terms of such plans, or any other executive compensation matters and (ii) any anti-takeover measures, including relating to a stockholder rights plan, “poison pill” or any similar arrangement implemented by Acquiror, in accordance with the recommendation of the Board or any committee thereof.

2.           Related Matters.

(a)           As a condition to the effectiveness of any direct or indirect transfer (except as may be specifically required by court order or by operation of law), sale, exchange, pledge or other disposition of or encumbrance on any of the Shares, or entry into any agreement or other arrangement relating thereto, at any time prior to the Expiration Time, the transferee of such Shares (“Transferee”) agrees in writing to be bound by all of the terms of this Agreement through the execution of the joinder agreement in the form attached hereto as Exhibit A; provided, however, that notwithstanding anything to the contrary herein, the foregoing condition shall not apply to a bona fide purchaser who purchases Shares from Parent Member or a Transferee through a broker transaction on the Nasdaq Global Market with a counter party purchaser anonymous to Parent Member or Transferee, as applicable, and its affiliates and other representatives (an “Exempt Transfer”).  As used herein, the term “Expiration Time” shall mean the earliest occurrence of (A) the date on which none of Parent Member or a Transferee hold any Shares and (B) such date and time designated by Acquiror in a written notice to the Stockholders’ Agent.

(b)           Except pursuant to this Agreement and proxies solicited by the Board, Parent Member shall not, directly or indirectly, grant any proxies or powers of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into a voting agreement or similar arrangement or commitment with respect to any of the Shares.

(c)           Except as otherwise provided herein, Parent Member shall not, in his, her or its capacity as a stockholder of Acquiror, directly or indirectly, take any action that would make any representation or warranty contained herein untrue or incorrect or that would have the effect of impairing the ability of Parent Member to perform his, her or its obligations under this Agreement.

(d)           Any shares of Acquiror Common Stock or other securities of Acquiror with respect to which Parent Member acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) after the Effective Date and prior to the Expiration Time by reason of any stock split, stock dividend, reclassification, recapitalization or other similar transaction related to the Shares (collectively, the “New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they comprised a portion of the Shares and shall be deemed to be included in the Shares for the purposes hereof.

(e)           Other than the Shares and any New Shares, no other shares of Acquiror common stock beneficially held or acquired by Parent Member, including pursuant to any purchases of Acquiror common stock on the Nasdaq Global Market with a counter party purchaser anonymous to Parent Member or Transferee, as applicable, and its affiliates and other representatives, shall be subject to the terms and conditions of this Agreement.

(f)           For avoidance of doubt, to the extent any provision of this Agreement, alone or in concert with the other provisions of this Agreement or related agreements, would violate any of the rules or regulations of the Nasdaq Stock Market, such provision shall, as to such applicable rules or regulations, be ineffective only to the extent of such violation without invalidating the remaining provisions of this Agreement to the maximum extent enforceable.

3.           Representations, Warranties and Covenants of Parent.  Parent Member and hereby represents, warrants and covenants to Acquiror as follows:

(a)           Parent Member has all requisite power, capacity and authority to enter into this Agreement and to perform his, her or its obligations under this Agreement and consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Parent Member and, assuming the due authorization, execution and delivery of this Agreement by Acquiror, constitutes a valid and binding obligation of Parent Member, enforceable against Parent Member in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and to general principles of equity.

(b)           The execution and delivery of this Agreement does not, and the performance by Parent Member of his, her or its agreements and obligations hereunder will not, conflict with, result in a breach or violation of or default under (with or without notice or lapse of time or both), any agreement, commitment, law, rule, regulation, judgment, order or decree to which Parent Member is a party or by which Parent Member is, or any of his, her or its assets are, bound, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, prevent or materially delay Parent Member from performing his, her or its obligations under this Agreement.

4.           Legend on Share Certificates.  Each certificate representing any Shares shall be endorsed by Acquiror with a legend reading substantially as follows:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME, (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT VOTING AGREEMENT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND OWNERSHIP SET FORTH THEREIN.”

Acquiror, by its execution of this Agreement, agrees that it will cause the certificates evidencing the Shares to bear the legend required by this Section 4 of this Agreement, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing Shares upon written request from such holder to Acquiror at its principal office.  The parties to this Agreement do hereby agree that the failure to cause the certificates evidencing the Shares to bear the legend required by this Section 4 herein and/or the failure of Acquiror to supply, free of charge, a copy of this Agreement as provided hereunder shall not affect the validity or enforcement of this Agreement.  Notwithstanding anything to the contrary in the foregoing, the legend set forth in this Section 4 shall be removed by Acquiror from (i) each certificate following the Expiration Time and (ii) any certificate issued to pursuant to an Exempt Transfer.

5.           Miscellaneous.

5.1           Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with automated confirmation of receipt) to the parties hereto at the following address (or at such other address for a party as shall be specified by like notice):

(i)	if to Acquiror or Merger Subs, to:

Glu Mobile Inc.
500 Howard Street, Suite 300
San Francisco, CA 94105
Attention: General Counsel
Facsimile No.: (650) 403-1018
Telephone No.: (415) 800-6167
Email: legal@glu.com

with a copy (which shall not constitute notice) to:

Fenwick & West LLP
Silicon Valley Center
801 California Street
Mountain View, CA 94041
Attention: David A. Bell
Facsimile No.: (650) 938 5200
Telephone No.: (650) 988 8500

(ii)	if to Parent Member, to:
___________________
___________________
___________________
Attention: ______________
Facsimile No.:
Telephone No.:
Email:

with a copy (which shall not constitute notice) to:
Cooley LLP
3175 Hanover Street
Palo Alto, CA 94304
Attention: Mark Medearis and Jamie Leigh
Facsimile No.: (650) 849-7400
Telephone No.: (650) 849-7118

5.2           Interpretation.  When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”  The word “or” is not exclusive.  The phrases “provided to,” “furnished to,” and phrases of similar import when used herein, unless the context otherwise requires, shall mean that a true, correct and complete paper copy of the information or material referred to has been provided to the party to whom such information or material is to be provided.  Unless the context of this Agreement otherwise requires:  (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; and (iii) the terms “hereof,” “herein,” “hereunder” and derivative or similar words refer to this entire Agreement.

5.3           Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto; it being understood that all parties hereto need not sign the same counterpart.

5.4           Entire Agreement; Nonassignability; Parties in Interest; Death or Incapacity.  This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) are not intended to confer, and shall not be construed as conferring, upon any person other than the parties hereto any rights or remedies hereunder.  Except as provided in Section 2(a) and the Merger Agreement, neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by Parent Member without the prior written consent of Acquiror, and any such assignment or delegation that is not consented to shall be null and void.  This Agreement, together with any rights, interests or obligations of Acquiror hereunder, may be assigned or delegated in whole or in part by Acquiror to any direct or indirect wholly owned subsidiary of Acquiror; without the consent of or any action by Parent Member upon notice by Acquiror to Parent Member as provided herein; provided that Acquiror shall remain liable for all of its obligations under this Agreement.  Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns (including any person to whom any Shares or New Shares are sold, transferred or assigned, other than pursuant to an Exempt Transfer).

5.5           Severability.  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and shall be interpreted so as reasonably necessary to effect the intent of the parties hereto.  The parties hereto shall use all reasonable efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

5.6           Remedies Cumulative.  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy shall not preclude the exercise of any other remedy and nothing in this Agreement shall be deemed a waiver by any party of any right to specific performance or injunctive relief.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity, and the parties hereby waive the requirement of any posting of a bond in connection with the remedies described herein.

5.7           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof that would require the application of the law of any other jurisdiction.  Any action brought, arising out of, or relating to this Agreement shall be brought in the Court of Chancery of the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of said Court in respect of any claim relating to the validity, interpretation and enforcement of this Agreement, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding in which any such claim is made that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts, or that the venue thereof may not be appropriate or that this agreement may not be enforced in or by such courts.  The parties hereby consent to and grant the Court of Chancery of the State of Delaware jurisdiction over such parties and over the subject matter of any such claim and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 10.3 or in such other manner as may be permitted by law, shall be valid and sufficient thereof.

5.8           Termination.  This Agreement shall terminate and shall have no further force or effect from and after the Expiration Time; provided, that no termination shall relieve any party from liability for any willful breach of this Agreement prior to such termination.

5.9           Amendment, Extension; Waiver.  Subject to applicable law, the parties hereto may amend this Agreement by authorized action at any time pursuant to an instrument in writing signed on behalf of each of the parties hereto.

5.10           Rules of Construction.  The parties hereto have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, hereby waive, with respect to this Agreement the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

5.11           Additional Documents, Etc.  Parent Member shall execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Acquiror, to carry out the purpose and intent of this Agreement.

5.12           WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

5.13           Acknowledgements. The parties hereto acknowledge that Fenwick & West LLP (“Fenwick”), has represented Acquiror and Merger Subs and Cooley LLP (“Cooley”) has represented Company and Parent Member, in each case in connection with the negotiation and execution of this Agreement, the Merger Agreement, and the transactions contemplated hereby and thereby, and neither Fenwick nor Cooley has undertaken to represent any other party in connection therewith.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the date first above written.

Glu Mobile Inc.:
By: _____________________________
Name: _____________________________
Title: _____________________________

[SIGNATURE PAGE TO VOTING AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the date first above written.

Cie Digital Labs LLC:
By: _____________________________
Name: _____________________________
Title: _____________________________

[SIGNATURE PAGE TO VOTING AGREEMENT]

EXHIBIT A

JOINDER TO VOTING AGREEMENT

COUNTERPART SIGNATURE PAGE

Pursuant to the Voting Agreement dated as of _________, 2014 by and between Glu Mobile Inc., a Delaware corporation and ______________ (the “Voting Agreement”), the undersigned hereby agrees to be bound by, and subject to, all of the terms, conditions, and obligations of _________ under the Voting Agreement as attached hereto as Exhibit A (and any successor agreements thereof), including, without limitation, the agreement to vote the Shares in accordance with Section 1 of the Voting Agreement.  Terms not otherwise defined herein shall have the respective meanings ascribed to them in the Voting Agreement.

The undersigned acknowledges that he, she, or it has read, understands and agrees to be bound by the terms set forth above.

________________:
(Print Name)
(Signature)
(Print name and title if signing on behalf of an entity)
(Print Address)
(Print Address)
(Print Telephone Number)

AGREED, ACCEPTED AND
ACKNOWLEDGED:

Glu Mobile Inc.:
By: _____________________________
Name: _____________________________
Title: _____________________________